UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2016

Date of Report (Date of earliest event reported)

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11846 (Commission File Number)	36-3853103 (IRS Employer Identification No.)

475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
(Address of principal executive offices)

Registrant’s telephone number, including area code: 815-477-0424.

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2016, the Board of Directors of AptarGroup, Inc. (the “Company”) adopted an amendment and restatement of the Company’s by-laws to provide for a majority voting standard for uncontested elections of directors.  The foregoing description of the amended and restated by-laws is qualified in its entirety by reference to the full text of the by-laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  In addition, a marked copy of the by-laws indicating changes made to the by-laws as they existed immediately prior to the adoption of the amended and restated by-laws is attached hereto as Exhibit 3.2.

Item 9.01.                       Financial Statements and Exhibits.

(d) Exhibits

3.1                               Amended and Restated By-Laws of AptarGroup, Inc.

3.2                               Amended and Restated By-Laws of AptarGroup, Inc. (marked copy)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AptarGroup, Inc.

Date: October 24, 2016	By:	/s/ Robert W. Kuhn
Robert W. Kuhn
Executive Vice President,
Chief Financial Officer and Secretary

Exhibit Index

3.1                               Amended and Restated By-Laws of AptarGroup, Inc.

3.2                               Amended and Restated By-Laws of AptarGroup, Inc. (marked copy)